                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Corporate Systems Holding, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                         KPMG Peat Marwick LLP


Dallas, Texas
August 26, 1996

                        INDEPENDENT AUDITORS' CONSENT


The Partners
Corporate Systems, Ltd.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                         KPMG Peat Marwick LLP


Dallas, Texas
August 26, 1996